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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 28, 2002

                       CHASE MORTGAGE FINANCE CORPORATION
                      -----------------------------------
                           (Exact name of registrant)

Delaware                              333-56081                 52-1495132
----------------------------     ---------------------      --------------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)


        343 Thornall Street, Edison, NJ               08837
        ----------------------------------------      ------------
        (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:   (732) 205-0600



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Item 5.  Other Events:


         On or about May 28, 2002, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2002-S1, Series 2002-S2, Series 2002-S3, Series 2002-S4, Series 2002-S5 and Series 2002-S6 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

  Exhibits      Description
  ----------    --------------

  20.1          Monthly Reports with respect to the May 28, 2002 distribution


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 7, 2002

                                    JPMorgan Chase Bank (f/k/a
                                    "The Chase Manhattan
                                    Bank"), As Paying Agent, on
                                    behalf of Chase Mortgage
                                    Finance Corp.


                                    By:  /s/ Andrew M. Cooper
                                    -----------------------------------
                                    Name:    Andrew M. Cooper
                                    Title:   Trust Officer



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                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.         Description
----------          -----------------
20.1                Monthly Reports with respect to the distribution to
                    certificateholders on May 28, 2002.